Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. § 1350 ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Pilgrim’s Pride Corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K/A for the year ended September 26, 2009 (the “Form 10-K/A”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 22, 2010	/s/ Gary D. Tucker
Gary D. Tucker
Senior Vice President, Corporate Controller
(Principal Financial and Accounting Officer)